Exhibit 10.34

Schedule

Setting Forth Information on

Twenty Additional and Substantially Identical Environmental Indemnity Agreements

(Except as set forth below, documents are substantially identical to the document included as Exhibit 10.33 of this filing, except for immaterial variations)

Location	Borrower (Preamble)	Principal Sum (Recitals)	Pool Number (Cover Page)
Greensboro, North Carolina	Marriott Residence Inn II Limited Partnership	$4,875,000.00	Pool 2
Lubbock, Texas	Marriott Residence Inn II Limited Partnership	$2,500,000.00	Pool 2
Akron/Copley Ohio	AHT Residence Inn II Limited Partnership	$5,460,000.00	Pool 1
Kalamazoo, Michigan	AHT Residence Inn II Limited Partnership	$3,938,000.00	Pool 1
Clearwater/St. Petersburg, Florida	Marriott Residence Inn II Limited Partnership	$3,540,000.00	Pool 2
Boston/Danvers, Massachusetts	AHT Residence Inn II Limited Partnership	$4,620,000.00	Pool 1
Irvine, California	Marriott Residence Inn II Limited Partnership	$12,750,000.00	Pool 2
Arcadia, California	Marriott Residence Inn II Limited Partnership	$14,850,000.00	Pool 2
Chicago-Deerfield, Illinois	Marriott Residence Inn II Limited Partnership	$8,100,000.00	Pool 2
Memphis, Tennessee	AHT Residence Inn II Limited Partnership	$2,535,000.00	Pool 1
Birmingham, Alabama	AHT Residence Inn II Limited Partnership	$5,573,000.00	Pool 1

Placentia, California	AHT Residence Inn II Limited Partnership	$7,650,000.00	Pool 1
Pensacola, Florida	Marriott Residence Inn II Limited Partnership	$3,540,000.00	Pool 2
Santa Fe, New Mexico	AHT Residence Inn II Limited Partnership	$8,050,000.00	Pool 1
Boca Raton, Florida	Marriott Residence Inn II Limited Partnership	$3,750,000.00	Pool 2
Columbia/Spartanburg, South Carolina	Marriott Residence Inn II Limited Partnership	$4,380,000.00	Pool 2
Philadelphia/Berwyn, Pennsylvania	Marriott Residence Inn II Limited Partnership	$5,979,000.00	Pool 2
Las Vegas, Nevada	AHT Residence Inn II Limited Partnership	$20,625,000.00	Pool 1
Shreveport/Bossier City, Louisiana	AHT Residence Inn II Limited Partnership	$4,050,000.00	Pool 1
Jackson, Mississippi	AHT Residence Inn II Limited Partnership	$3,360,000.00	Pool 1